SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2004

ORBIMAGE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50933	54-1660268

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21700 Atlantic Boulevard
Dulles, Virginia 20166
(703) 480-7500

(Address and Telephone Number of Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed since Last Report)

Item 2.02  Results of Operations and Financial Condition.

On November 15, 2004, ORBIMAGE Inc. announced its financial results for the third quarter ended September 30, 2004. A copy of the company’s press release is furnished herewith as Exhibit 99.1.

The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2004	ORBIMAGE INC.
	By:	/s/ Tony Anzilotti Tony Anzilotti Vice President – Finance and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	ORBIMAGE Inc. Earnings Press Release dated November 15, 2004.